MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST    Two World Trade
                                                                          Center

LETTER TO THE SHAREHOLDERS October 31, 1998             New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Morgan Stanley Dean Witter Quality Municipal Investment Trust (IQT) for the fiscal year ended October 31, 1998.

On December 21, 1998, after the close of the period under review, the Trust changed its name from InterCapital Quality Municipal Investment Trust to Morgan Stanley Dean Witter Quality Municipal Investment Trust. Information on the name change was mailed to shareholders in mid-December under separate cover.

Since our last report six months ago, global financial turmoil, including the Russian currency crisis, has continued to affect the securities markets. This led to a flight-to-quality rally for U.S. Treasury bonds, with yields falling to 30-year lows. Municipal bond yields declined but lagged the downward trend of Treasury yields.

The deflationary impact of the international financial crisis began to temper U.S. economic growth prior to the summer's tumultuous market activity. Lower commodity prices, cheaper imports and improved

                            BOND YIELDS 1994 - 1998

       30-Year Insured       30-Year U.S.        Insured Municipal Yields as a
       Municipal Yields    Treasury Yields    Percentage of U.S. Treasury Yields
1994        5.4%                 6.34%                     85.17%
            5.4                  6.24                      86.54
            5.8                  6.66                      87.09
            6.4                  7.09                      90.27
            6.35                 7.32                      86.75
            6.25                 7.43                      84.12
            6.5                  7.61                      85.41
            6.25                 7.39                      84.57
            6.3                  7.45                      84.56
            6.55                 7.81                      83.87
            6.75                 7.96                      84.8
            7                    8.00                      87.5
            6.75                 7.88                      85.66
1995        6.4                  7.70                      83.12
            6.15                 7.44                      82.66
            6.15                 7.43                      82.77
            6.2                  7.34                      84.47
            5.8                  6.66                      87.09
            6.1                  6.62                      92.15
            6.1                  6.86                      88.92
            6                    6.66                      90.09
            5.95                 6.48                      91.82
            5.75                 6.33                      90.84
            5.5                  6.14                      89.58
            5.35                 5.94                      90.07
1996        5.4                  6.03                      89.55
            5.6                  6.46                      86.69
            5.85                 6.66                      87.84
            5.95                 6.89                      86.36
            6.05                 6.99                      86.55
            5.9                  6.89                      85.63
            5.85                 6.97                      83.93
            5.9                  7.11                      82.98
            5.7                  6.93                      82.25
            5.65                 6.64                      85.09
            5.5                  6.35                      86.61
            5.6                  6.63                      84.46
1997        5.7                  6.79                      83.95
            5.65                 6.80                      83.09
            5.9                  7.10                      83.1
            5.75                 6.94                      82.85
            5.65                 6.91                      81.77
            5.6                  6.78                      82.6
            5.3                  6.30                      84.13
            5.5                  6.61                      83.21
            5.4                  6.40                      84.38
            5.35                 6.15                      86.99
            5.3                  6.05                      87.6
            5.15                 5.92                      86.99
1998        5.15                 5.80                      88.79
            5.2                  5.92                      87.84
            5.25                 5.93                      88.53
            5.35                 5.95                      89.92
            5.2                  5.80                      89.66
            5.2                  5.65                      92.04
            5.18                 5.71                      90.72
            5.03                 5.27                      95.45
            4.95                 5.00                      99.00
            5.05                 5.16                      97.87

Source: Municipal Market Data

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST productivity offset the potential inflationary impact of strong domestic employment. With inflation held in check, the Federal Reserve Board provided liquidity to the markets by lowering short-term interest rates. Since the end of September, the Federal Reserve Open Market Committee cut the federal funds rate 75 basis points from 5.50 percent to 4.75 percent in three separate moves.

MUNICIPAL MARKET CONDITIONS

Municipal bond yields followed the downward trend of Treasury yields at a more moderate pace. At the end of October, long-term insured municipal index yields stood at 5.05 percent, index yields declined 30 basis points over the last 12 months. In contrast, 30-year U.S. Treasury bond yields fell 100 basis points during the same period.

As municipals lagged the rally in Treasuries, the ratio of municipal yields to Treasury yields rose sharply to 98 percent. (A rising ratio means that municipals have underperformed Treasuries and have become more attractive on a relative basis.) This increase was similar to the jump witnessed in 1986, when tax-reform proposals threatened the favorable tax advantage of municipal bonds.

The overall decline in interest rates led to a substantial increase in new-issue municipal volume. Municipal issuance is on a pace to challenge 1993's underwriting record of $292 billion. Year-to-date, total municipal volume of $234 billion is up 32 percent. Half the underwriting volume was enhanced with bond insurance. Refundings represented 30 percent of total new issuance.

PERFORMANCE

The Trust's net asset value (NAV) increased from $15.50 to $15.66 per share during the fiscal year ended October 31, 1998 . Based on this NAV change plus reinvestment of tax-free dividends of $0.96 per share and taxable capital gains distributions of $0.01 per share, the Trust's total NAV return was 7.51 percent. IQT's price on the New York Stock Exchange moved from $15.3125 to $15.50 per share. Based on this change in market price plus reinvestment of dividends and capital gain distributions, the Trust's total market return was 7.71 percent. On October 31, 1998, the Trust traded at a 1.02 percent discount to NAV.

Monthly dividends for the fourth quarter of 1998 were declared in September. Beginning with the October 1998 dividend, the monthly dividend was reduced from $0.08 per share to $0.075 per share, to more closely reflect the Trust's anticipated income. The level of undistributed net investment income

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

LARGEST SECTORS as of October 31, 1998 (% of Net Assets)

Mortgage                                                          22%
All Others                                                        21%
Refunded                                                          15%
IDR/PCR*                                                           9%
Transportation                                                     8%
Hospital                                                           8%
Resource Recovery                                                  7%
General Obligation                                                 5%
Electric                                                           5%

* Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change


CREDIT RATINGS as of October 31, 1998 (% of Total Long-Term Portfolio)

Aaa or AAA                         58%
A or A                             24%
Aa or AA                           18%

As measured by Moody's Investors Service, Inc. or Standard & Poor's Corp.

Portfolio structure is subject to change.

CALL STRUCTURE as of October 31, 1998
(% of Total Long-Term Portfolio)

WEIGHTED AVERAGE
CALL PROTECTION: 5 YEARS

Years Bonds Callable                      Percent Callable
        1999                                      0%
        2000                                      0%
        2001                                     56%
        2002                                      2%
        2003                                      5%
        2004                                      1%
        2005                                     11%
        2006                                      5%
        2007                                      3%
        2008                                      8%
        2009+                                     9%

Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST increased from $0.058 to $0.084 per share. Subsequent to the end of the fiscal year the Trust declared a capital gain distribution of $0.11 per share.

PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the fiscal year. Investments were diversified among 14 long-term sectors and 59 credits. As illustrated in the accompanying chart, the distribution of call dates in the portfolio produced 5 years of weighted average call protection.

At the time of issuance, municipal bonds generally have 10 years of protection from the municipality's option to call bonds for redemption. Interest rates have declined since the Trust's inception and we anticipate that most municipal issuers will use their optional call provisions to refinance portfolio holdings at lower yields. In fact, the bonds in the refunded category have been refinanced and the call dates have been announced.

The Trust's weighted average maturity was 20 years. Average duration (a measure of price volatility to interest rate changes) was 5 years. Throughout the fiscal period, high credit quality was maintained, with 76 percent of IQT's long-term holdings rated double or triple "A".

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the 12-month period, ARPS leverage contributed approximately $0.12 per share to common share earnings. Weekly ARPS yields ranged between 3.11 and 4.25 percent. Two ARPS series totaling $105 million represented 27 percent of net assets.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

LOOKING AHEAD

Global economic conditions seem likely to keep inflationary pressures under control and have contributed to lower interest rates. The fixed-income markets have also begun to anticipate the possibility of additional monetary easing by the Fed. With the municipal relationship to Treasuries more favorable than it has been in the last 10 years, the outlook for municipal bonds is positive. We anticipate that portfolio duration will be extended as older, higher yielding investments, including refunded issues, are replaced.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of Morgan Stanley Dean Witter Quality Municipal Investment Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On October 20, 1998, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

Edwin J. Garn
For.........................................................  12,577,043
Withheld....................................................     223,913

Michael E. Nugent
For.........................................................  12,592,877
Withheld....................................................     208,079

Philip J. Purcell
For.........................................................  12,570,719
Withheld....................................................     230,237

(2) ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

John R. Haire
For.........................................................       1,859
Withheld....................................................           0

The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson, and John L. Schroeder.

(3) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE TRUST'S INDEPENDENT ACCOUNTANTS:

For.........................................................  12,404,591
Against.....................................................      72,840
Abstain.....................................................     323,525

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS October 31, 1998

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (97.4%)
            General Obligation (5.1%)
$  2,000    Chicago, Illinois, Refg Ser 1995 B (FGIC)...................   5.125%  01/01/25    $ 1,989,860
  10,000    Chicago School Reform Board, Illinois, Dedicated Tax Ser
             1997 (AMBAC)...............................................   5.75    12/01/27     10,810,700
   2,250    Chelsea School District, Michigan, Refg 1998 (FGIC).........   5.00    05/01/25      2,217,488
   4,430    Oregon, Veterans' Welfare Ser 75............................   6.00    04/01/27      4,676,928
--------                                                                                       -----------
  18,680                                                                                        19,694,976
--------                                                                                       -----------

            Educational Facilities Revenue (1.5%)
   3,480    Indiana University, Student Fee Ser K (MBIA)................   5.875   08/01/20      3,767,344
   2,200    University of North Carolina, Pool Ser 1998 B (MBIA) (WI)...   4.50    10/01/18      2,080,760
--------                                                                                       -----------
   5,680                                                                                         5,848,104
--------                                                                                       -----------

            Electric Revenue (4.7%)
   3,190    North Carolina Municipal Power Agency #1, Catawba Ser
             1992.......................................................   6.25    01/01/17      3,421,275
   5,000    South Carolina Public Service Authority, Santee Cooper 1997
             Refg Ser A (MBIA)..........................................   5.00    01/01/29      4,923,050
   5,000    San Antonio, Texas, Electric & Gas Refg Ser 1994-A..........   5.00    02/01/14      5,026,800
   5,000    Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary
             FSA).......................................................   5.00    07/01/21      4,919,700
--------                                                                                       -----------
  18,190                                                                                        18,290,825
--------                                                                                       -----------

            Hospital Revenue (8.3%)
  10,000    Wichita, Kansas, CSJ Health System of Wichita Inc Ser
             1991.......................................................   7.00    11/15/18     10,844,900
  10,000    Massachusetts Health & Educational Facilities Authority, St
             Elizabeth's
             Hospital of Boston Ser D & E (FSA).........................   6.70    08/15/21     10,857,300
   3,000    Missouri Health & Educational Facilities Authority, SSM
             Healthcare
             Ser 1998 A (MBIA)..........................................   5.00    06/01/22      2,942,850
   5,000    New York State Dormitory Authority, Long Island Jewish
             Medical Center
             Ser 1998 (MBIA)............................................   5.00    07/01/18      4,993,450
   2,180    Charlotte-Mecklenburg Hospital Authority, North Carolina,
             Ser 1992...................................................   6.25    01/01/20      2,349,386
--------                                                                                       -----------
  30,180                                                                                        31,987,886
--------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (9.3%)
   1,000    St Lucie County, Florida, Florida Power & Light Co Ser 1991
             (AMT)......................................................   7.15    02/01/23      1,082,480
   9,000    Hawaii Department Budget & Finance, Citizen Utilities Co
             1991 Ser A & B
             (AMT)......................................................   6.66    11/01/21      9,693,090
            Chicago, Illinois,
   5,000     Chicago-O'Hare Int'l Airport/Lufthansa German Airlines Inc
               Ser 1990 (AMT)...........................................   7.125   05/01/18      5,402,300
   2,000     Peoples Gas Light & Coke Co Refg 1995 Ser A................   6.10    06/01/25      2,178,060
   4,000    New York State Energy Research & Development Authority,
             Brooklyn Union
             Gas Co 1991 Ser A & B (AMT)................................   6.952   07/01/26      4,671,560
  12,000    Richland County, South Carolina, Union Camp Corp Ser 1991 B
             (AMT)......................................................   7.125   09/01/21     13,083,240
--------                                                                                       -----------
  33,000                                                                                        36,110,730
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Multi-Family (7.6%)
$ 10,000    Illinois Housing Development Authority, 1991 Ser A..........   8.25 %  07/01/16    $11,082,400
  15,000    New Jersey Housing & Mortgage Finance Agency, Presidential
             Plaza at Newport-FHA Insured Mortgages Refg 1991 Ser 1.....   7.00    05/01/30     16,375,800
   1,970    New York State Housing Finance Agency, 1996 Ser A Refg
             (FSA)......................................................   6.10    11/01/15      2,148,226
--------                                                                                       -----------
  26,970                                                                                        29,606,426
--------                                                                                       -----------

            Mortgage Revenue - Single Family (14.1%)
   1,465    Alaska Housing Finance Agency, Housing GNMA Collateralized
             1990
             Ser A Subser A-2...........................................   7.05    06/01/25      1,564,488
   5,870    California Housing Finance Agency, Home 1991 Ser G (AMT)....   7.05    08/01/27      6,207,642
   7,700    Colorado Housing Finance Authority, Refg 1991 Ser A.........   7.25    11/01/31      8,155,224
   1,420    District of Columbia Housing Finance Agency, GNMA
             Collateralized
             Ser 1990 B (AMT)...........................................   7.10    12/01/24      1,499,321
   4,635    Maine Housing Authority, Purchase 1988 Ser D-6 (AMT)........   7.25    11/15/19      4,897,666
   1,790    Michigan Housing Development Authority, 1991 Ser B..........   6.95    12/01/20      1,892,925
   7,600    Nebraska Investment Finance Authority, GNMA-Backed 1991 Ser
             A & B (AMT)................................................   7.025   09/15/23      8,059,724
   3,585    New Hampshire Housing Finance Authority, Residential 1991
             Ser D (AMT)................................................   7.25    07/01/15      3,772,997
            Ohio Housing Finance Agency,
   4,400     GNMA-Backed Ser A 1 & 2 (AMT)..............................   6.903   03/24/31      4,666,640
   1,990     Residential 1996 Ser B-2 (AMT).............................   6.10    09/01/28      2,118,534
   4,500    Tennessee Housing Development Agency, Homeownership Issue T
             (AMT)......................................................   7.375   07/01/23      4,741,695
   3,820    Virginia Housing Development Authority, 1992 Ser A..........   7.15    01/01/33      4,016,348
   3,000    Wyoming Community Development Authority, Federally
             Insured/Gtd Loans 1988 Ser G (AMT).........................   7.25    06/01/21      3,213,720
--------                                                                                       -----------
  51,775                                                                                        54,806,924
--------                                                                                       -----------

            Nursing & Health Related Facilities Revenue (0.3%)
     940    New York State Medical Care Facilities Finance Agency,
--------     Mental Health
             1991 Ser C.................................................   7.30    02/15/21      1,034,235
                                                                                               -----------

            Resource Recovery Revenue (6.8%)
   5,000    Northeast Maryland Waste Disposal Authority, Montgomery
             County
             Ser 1993 A (AMT)...........................................   6.30    07/01/16      5,366,200
            Detroit Economic Development Corporation, Michigan,
   5,000     Ser 1991 A (AMT) (FSA).....................................   6.60    05/01/02      5,407,250
   4,610     Ser 1991 A (AMT) (FSA).....................................   6.875   05/01/09      4,987,744
  10,000    Montgomery County Industrial Development Authority,
             Pennsylvania, Ser 1989.....................................   7.50    01/01/12     10,581,100
--------                                                                                       -----------
  24,610                                                                                        26,342,294
--------                                                                                       -----------

            Student Loan Revenue (3.6%)
  13,000    Pennsylvania Higher Education Assistance Agency, 1991 Ser A
--------     & B (AMT) (AMBAC)**........................................   6.854   09/01/26     14,049,620
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Transportation Facilities Revenue (8.2%)
$ 10,000    Hillsborough County Port District, Florida, Tampa Port
             Authority, Spl & Refg Ser 1995 (AMT) (FSA).................   6.00 %  06/01/20    $10,775,400
   4,000    Lee County, Florida, Ser 1995 (MBIA)........................   5.75    10/01/22      4,323,760
   7,000    Hawaii, Airports Second Ser of 1991 (AMT)...................   6.90    07/01/12      8,439,270
   3,000    Minneapolis - St Paul Metropolitan Airports Commission,
             Minnesota, Ser 1998 A (AMBAC)..............................   5.00    01/01/30      2,953,200
   5,000    Houston, Texas, Airport Sub Lien Ser 1991 A (AMT) (FGIC)....   6.75    07/01/21      5,419,200
--------                                                                                       -----------
  29,000                                                                                        31,910,830
--------                                                                                       -----------

            Water & Sewer Revenue (4.4%)
   5,000    Massachusetts Water Pollution Abatement Trust, MWRA Loan Ser
             1998 A.....................................................   4.75    08/01/18      4,850,000
   5,000    New York City Water Finance Authority, New York, 1999 Ser A
             (FGIC).....................................................   4.75    06/15/31      4,761,050
   5,000    Charleston, South Carolina, Refg Cap Impr Ser 1998
             (Secondary FGIC) (WI)......................................   4.50    01/01/24      4,637,200
   3,000    Loudoun County Sanitation Authority, Virginia, Ser 1998
             (MBIA) (WI)................................................   4.75    01/01/30      2,859,240
--------                                                                                       -----------
  18,000                                                                                        17,107,490
--------                                                                                       -----------

            Other Revenue (8.1%)
  10,000    New York Local Government Assistance Corporation,
             Ser 1995 A.................................................   6.00    04/01/24     10,884,500
  15,000    Emmaus General Authority, Pennsylvania, Local Government Ser
             1988 H (FGIC)..............................................   7.00    05/15/18     16,262,850
   4,000    Houston, Texas, Sr Lien Hotel Occupancy Tax Refg Ser 1995
             (FSA)......................................................   5.50    07/01/15      4,177,600
--------                                                                                       -----------
  29,000                                                                                        31,324,950
--------                                                                                       -----------

            Refunded (15.4%)
  10,000    Massachusetts Health & Educational Facilities Authority,
             Brigham & Woman's Hospital Ser D...........................   6.75    07/01/01+    10,973,400
   5,000    New York Local Government Assistance Corporation,
             Ser 1991 C.................................................   7.00    04/01/01+     5,483,300
   3,920    Cleveland, Ohio, Waterworks Impr Refg Ser H 1996 (MBIA).....   5.75    01/01/06+     4,400,082
   9,000    Lorain County, Ohio, Humility of Mary Health Care Corp Ser
             1991 B (ETM)...............................................   7.20    12/15/11     10,055,970
  10,000    Middleburg Heights, Ohio, Southwest General Hospital Ser
             1991.......................................................   7.20    08/15/01+    11,121,800
   6,000    Salt Lake City, Utah, IHC Hospitals Inc Refg Ser 1991
             (AMBAC) (ETM)..............................................   6.75    05/15/20      6,529,140
  10,000    Washington Public Power Supply System, Proj #1 Refg
             Ser 1991 A................................................   6.875   07/01/01+    10,990,100
--------                                                                                       -----------
  53,920                                                                                        59,553,792
--------                                                                                       -----------
 352,945    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $349,587,238).................   377,669,082
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (3.9%)
$ 11,000    Missouri Health & Educational Facilities Authority,
             Washington University Ser 1996 D (Demand 11/02/98).........   3.70*%  09/01/30    $11,000,000
   4,000    Geisinger Authority, Pennsylvania, Geisinger Health Ser B
             1998 (Demand 11/02/98).....................................   3.70*   08/15/28      4,000,000
--------                                                                                       -----------
  15,000    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS
--------
            (Identified Cost $15,000,000)...................................................    15,000,000
                                                                                               -----------
$367,945    TOTAL INVESTMENTS (Identified Cost $364,587,238) (a)...................   101.3%   392,669,082
========

            LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.........................    (1.3)    (5,056,770)
                                                                                      -----    -----------

            NET ASSETS..............................................................  100.0%  $387,612,312
                                                                                      =====   ============

---------------------

 AMT   Alternative Minimum Tax.
 ETM   Escrowed to maturity.
 WI    Security purchased on a "when-issued" basis.
  +    Prerefunded to call date shown.
  *    Current coupon of variable rate demand obligation.
 **    A portion of this security is segregated in connection with the purchase of "when-issued" securities.
 (a)   The aggregate cost for federal income tax purposes
       approximates identified cost. The aggregate gross unrealized appreciation is $28,107,089 and the aggregate gross
       unrealized depreciation is $25,245, resulting in net
       unrealized appreciation of $28,081,844.

Bond Insurance:
---------------
AMBAC  AMBAC Indemnity Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                October 31, 1998

Alaska..................       0.4%
California..............       1.6
Colorado................       2.1
District of Columbia....       0.4
Florida.................       4.2
Hawaii..................       4.7
Illinois................       8.1
Indiana.................       1.0
Kansas..................       2.8
Maine...................       1.3
Maryland................       1.4%
Massachusetts...........       6.9
Michigan................       3.7
Minnesota...............       0.8
Missouri................       3.6
Nebraska................       2.1
New Hampshire...........       1.0
New Jersey..............       4.2
New York................       8.8
North Carolina..........       2.0
Ohio....................       8.3%
Oregon..................       1.2
Pennsylvania............      11.6
South Carolina..........       5.8
Tennessee...............       1.2
Texas...................       3.8
Utah....................       2.9
Virginia................       1.8
Washington..............       2.8
Wyoming.................       0.8
                           -------
Total...................     101.3%
                           =======

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998

ASSETS:
Investments in securities, at value
 (identified cost $364,587,238)..........  $392,669,082
Cash.....................................       375,382
Receivable for:
   Interest..............................     6,475,515
   Investments sold......................     1,240,000
Prepaid expenses.........................       104,169
                                           ------------

   TOTAL ASSETS..........................   400,864,148
                                           ------------

LIABILITIES:
Payable for:
   Investments purchased.................    12,895,861
   Investment management fee.............       134,320
   Dividends to preferred shareholders...       107,394
Accrued expenses.........................       114,261
                                           ------------
   TOTAL LIABILITIES.....................    13,251,836
                                           ------------
   NET ASSETS............................  $387,612,312
                                           ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of non-
 participating $.01 par value, 2,100
 shares outstanding).....................  $105,000,000
                                           ------------
Common shares of beneficial interest
 (unlimited shares authorized of $.01 par
 value, 18,047,013 shares outstanding)...   250,995,113
Net unrealized appreciation..............    28,081,844
Accumulated undistributed net investment
 income..................................     1,515,985
Accumulated undistributed net realized
 gain....................................     2,019,370
                                           ------------

   NET ASSETS APPLICABLE TO COMMON
    SHAREHOLDERS.........................   282,612,312
                                           ------------

   TOTAL NET ASSETS......................  $387,612,312
                                           ============

NET ASSET VALUE PER COMMON SHARE
 ($282,612,312 divided by 18,047,013
 common shares outstanding)..............        $15.66
                                           ============
STATEMENT OF OPERATIONS
For the year ended October 31, 1998

NET INVESTMENT INCOME:
INTEREST INCOME..........................  $ 23,518,230
                                           ------------

EXPENSES
Investment management fee................     1,354,306
Auction commission fees..................       306,600
Professional fees........................        95,783
Transfer agent fees and expenses.........        85,030
Shareholder reports and notices..........        39,443
Registration fees........................        27,887
Trustees' fees and expenses..............        19,723
Auction agent fees.......................        17,053
Custodian fees...........................        15,892
Other....................................        24,815
                                           ------------

   TOTAL EXPENSES........................     1,986,532
Less: expense offset.....................       (15,815)
                                           ------------

   NET EXPENSES..........................     1,970,717
                                           ------------

   NET INVESTMENT INCOME.................    21,547,513
                                           ------------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain........................     2,019,373
Net change in unrealized appreciation....       583,434
                                           ------------

   NET GAIN..............................     2,602,807
                                           ------------

NET INCREASE.............................  $ 24,150,320
                                           ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE YEAR       FOR THE YEAR
                                                            ENDED              ENDED
                                                       OCTOBER 31, 1998   OCTOBER 31, 1997
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................    $ 21,547,513       $ 21,763,966
Net realized gain....................................       2,019,373            195,281
Net change in unrealized appreciation................         583,434          6,054,065
                                                         ------------       ------------

    NET INCREASE.....................................      24,150,320         28,013,312
                                                         ------------       ------------

Dividends to preferred shareholders from net
 investment income...................................      (3,849,905)        (3,950,695)
                                                         ------------       ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income................................     (17,235,737)       (17,354,713)
Net realized gain....................................        (195,290)          (964,357)
                                                         ------------       ------------

    TOTAL............................................     (17,431,027)       (18,319,070)
                                                         ------------       ------------
Decrease from transactions in common shares of
 beneficial interest.................................         (29,810)        (1,458,787)
                                                         ------------       ------------

    NET INCREASE.....................................       2,839,578          4,284,760

NET ASSETS:
Beginning of period..................................     384,772,734        380,487,974
                                                         ------------       ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $1,515,985 and $1,054,114, respectively).........    $387,612,312       $384,772,734
                                                         ============       ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS October 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Quality Municipal Investment Trust (the "Trust"), formerly InterCapital Quality Municipal Investment Trust (the Trust changed its name effective December 21, 1998), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on July 2, 1991 and commenced operations on September 27, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998 aggregated $35,507,960 and $35,231,952, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1998, the Trust had transfer agent fees and expenses payable of approximately $3,400.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,171. At October 31, 1998, the Trust had an accrued pension liability of $40,107 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series A and Series B Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption. Dividends, which are cumulative, are reset through auction procedures.

                  AMOUNT IN             RESET        RANGE OF
SERIES  SHARES*   THOUSANDS*   RATE*     DATE    DIVIDEND RATES**
------  -------   ----------   -----   --------  ----------------
  A      1,400     $70,000     3.35%   11/04/98   3.11% - 4.25%
  B        700      35,000     3.50    09/03/99   3.50  - 3.78

---------------------
 * As of October 31, 1998.
** For the year ended October 31, 1998.

Subsequent to October 31, 1998 and up through December 21, 1998 the Trust paid dividends to Series A and B at rates ranging from 2.99% to 3.50% in the aggregate amount of $499,730.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 1996...................................  18,151,913   $181,519    $252,302,191
Treasury shares purchased and retired (weighted average
 discount 5.71%)*...........................................    (102,900)    (1,029)     (1,457,758)
                                                              ----------   --------    ------------
Balance, October 31, 1997...................................  18,049,013    180,490     250,844,433
Treasury shares purchased and retired (weighted average
 discount 3.40%)*...........................................      (2,000)       (20)        (29,790)
                                                              ----------   --------    ------------
Balance, October 31, 1998...................................  18,047,013   $180,470    $250,814,643
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS TO COMMON SHAREHOLDERS

On September 29, 1998, the Trust declared the following dividends from net investment income:

 AMOUNT         RECORD            PAYABLE
PER SHARE        DATE              DATE
---------  ----------------  -----------------
 $0.075    November 6, 1998  November 20, 1998
 $0.075    December 4, 1998  December 18, 1998

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                         FOR THE YEAR ENDED OCTOBER 31*
                                                              ----------------------------------------------------
                                                                1998       1997       1996       1995       1994
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $15.50    $ 15.18    $ 15.31    $ 14.09     $16.53
                                                                ------    -------    -------    -------     ------
Net investment income.......................................      1.19       1.20       1.21       1.22       1.35
Net realized and unrealized gain (loss).....................      0.15       0.34       0.06       1.30      (2.34)
                                                                ------    -------    -------    -------     ------
Total from investment operations............................      1.34       1.54       1.27       2.52      (0.99)
                                                                ------    -------    -------    -------     ------
Less dividends and distributions from:
 Net investment income......................................     (0.96)     (0.96)     (1.02)     (1.08)     (1.23)
 Common share equivalent of dividends paid to preferred
   shareholders.............................................     (0.21)     (0.22)     (0.22)     (0.22)     (0.22)
 Net realized gain..........................................     (0.01)     (0.05)     (0.16)        --         --
                                                                ------    -------    -------    -------     ------
Total dividends and distributions...........................     (1.18)     (1.23)     (1.40)     (1.30)     (1.45)
                                                                ------    -------    -------    -------     ------
Anti-dilutive effect of acquiring treasury shares...........        --       0.01         --         --         --
                                                                ------    -------    -------    -------     ------
Net asset value, end of period..............................    $15.66    $ 15.50    $ 15.18    $ 15.31     $14.09
                                                                ======    =======    =======    =======     ======
Market value, end of period.................................    $15.50    $15.313    $14.625    $14.625     $12.75
                                                                ======    =======    =======    =======     ======
TOTAL INVESTMENT RETURN+....................................      7.71%     12.16%      8.44%     23.76%    (16.77)%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses..............................................      0.71%(1)   0.71%      0.72%      0.74%      0.82%
Net investment income before preferred stock dividends......      7.65%      7.93%      8.02%      8.31%      8.80%
Preferred stock dividends...................................      1.37%      1.44%      1.45%      1.50%      1.40%
Net investment income available to common shareholders......      6.28%      6.49%      6.57%      6.81%      7.40%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $387,612   $384,773   $380,488   $383,920   $379,886
Asset coverage on preferred shares at end of period.........       369%       366%       362%       365%       316%
Portfolio turnover rate.....................................         9%         5%         7%        12%        10%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Quality Municipal Investment Trust (the "Trust"), formerly InterCapital Quality Municipal Investment Trust, at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 21, 1998


      --------------------------------------------------------------------

                      1998 FEDERAL TAX NOTICE (unaudited)

         During the year ended October 31, 1998, the Trust paid the following per share amounts from tax-exempt income: $0.96 to common shareholders, $1,799 to Series A preferred shareholders and $1,870 to Series B preferred shareholders. For the year ended October 31, 1998, the Trust paid the following per share amounts from long-term capital gains, $0.01 to common shareholders, $17 to Series A preferred shareholders and $17 to Series B preferred shareholders.

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-------------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



MORGAN STANLEY
DEAN WITTER
QUALITY
MUNICIPAL
INVESTMENT TRUST


Annual Report
October 31, 1998